                                                                          [LOGO]
                                                                  FORETHOUGHT(R)

            [FORERETIREMENT] INDIVIDUAL VARIABLE ANNUITY APPLICATION

Forethought Life Insurance Company
[300 North Meridian Street, Suite 1800
Indianapolis, IN 46204]

SEND APPLICATIONS VIA:      U.S. Mail to:                      Private Express Carrier to:          Facsimile to:
                            FORETHOUGHT LIFE INSURANCE CO.     FORETHOUGHT LIFE INSURANCE CO.       [(785) 286-6104]
                            Annuity Service Center             Annuity Service Center
                            [P.O. Box 758502                   [200 SW 6th Avenue
                            Topeka, KS 66675-8502]             Topeka, KS 66603-3704]

QUESTIONS? PLEASE CALL:     Annuity Sales Desk:                Annuity Service Center:            Our website is:
                            [1-877-454-4777]                   [1-866-645-2449]                   www.forethought.com

                          SECTION 1: PRODUCT SELECTION

[/ / B-Share        / / C-Share        / / L-Share]

                        SECTION 2: OWNERSHIP INFORMATION

2A. TYPE OF OWNERSHIP

[/ /Individual      / / Custodian      / / UTMA/UGMA       / / Trust   / / Corporation     / / Other                      ]
                                                                                                       --------------------

IF THE OWNER IS A TRUST, CORPORATION OR OTHER ENTITY, ADDITIONAL DOCUMENTATION MAY BE NECESSARY.

2B. OWNER INFORMATION

/ / Male       / / U.S. Citizen
/ / Female     / / Resident Alien                                  /    /
                                    --------------  -------------------------------------  -------------------------------------
                                      Citizen of         Date of Birth (MM/DD/YYYY)        Social Security Number/
                                                          MAXIMUM ISSUE AGE IS 80.         Taxpayer I.D.

                                                                                  (    )        --
                Full Name (First, Middle, Last or Trust/Entity)                            Telephone Number

       ------------------------------------------------------------------  -------------  -------  ------------
       Street Address                                                      City/Town      State    Zip Code

Email Address
                    -----------------------------------------------------------

OWNER EMAIL ADDRESS IS BEING REQUESTED FOR COMMUNICATIONS RELATED TO YOUR CONTRACT.

2C.  JOINT OWNER INFORMATION, IF APPLICABLE
     IF THE OWNER IS A TRUST, CORPORATION OR OTHER ENTITY, OR IF THE ANNUITY IS QUALIFIED, JOINT OWNERSHIP IS NOT AVAILABLE.

/ / Male       / / U.S. Citizen
/ / Female     / / Resident Alien                                  /    /
                                    --------------  -------------------------------------  -------------------------------------
                                      Citizen of         Date of Birth (MM/DD/YYYY)        Social Security Number/
                                                          MAXIMUM ISSUE AGE IS 80.         Taxpayer I.D.

                                                                                  (    )        --
                        Full Name (First, Middle, Last)                                    Telephone Number

       ------------------------------------------------------------------  -------------  -------  ------------
       Street Address                                                      City/Town      State    Zip Code

Relationship to Owner
                            ---------------------------------------------------

Email Address
                    -----------------------------------------------------------

JOINT OWNER EMAIL ADDRESS IS BEING REQUESTED FOR COMMUNICATIONS RELATED TO YOUR CONTRACT.

Reserve for
barcode

                                        FOR BROKER DEALER USE ONLY:

                                        -----------------------------------      --------------------------------
                                        Network No.                              Annuity No. (IF ESTABLISHED)

ICC13-FLICAPP    [ForeRetirement] Individual Variable Annuity           Page 1
                                                                  REV. 11/2013

                                                                          [LOGO]
                                                                  FORETHOUGHT(R)

                   SECTION 2: OWNERSHIP INFORMATION CONTINUED

2D.  ANNUITANT INFORMATION
     ONLY COMPLETE THIS SECTION IF THE ANNUITANT IS NOT THE OWNER.

/ / Male       / / U.S. Citizen
/ / Female     / / Resident Alien                                  /    /
                                    --------------  -------------------------------------  -------------------------------------
                                      Citizen of         Date of Birth (MM/DD/YYYY)        Social Security Number/
                                                          MAXIMUM ISSUE AGE IS 80.         Taxpayer I.D.

                                                                                  (    )        --
                        Full Name (First, Middle, Last)                                    Telephone Number

       ------------------------------------------------------------------  -------------  -------  ------------
       Street Address                                                      City/Town      State    Zip Code

Relationship to Owner
                            -------------------------------------------

Email Address
                    -----------------------------------------------

ANNUITANT EMAIL ADDRESS IS BEING REQUESTED FOR COMMUNICATIONS RELATED TO YOUR CONTRACT.

                       SECTION 3: BENEFICIARY INFORMATION

FOR CONTRACTS WITH A TRUST AS THE OWNER, THE TRUST MUST BE LISTED AS THE BENEFICIARY. FOR CUSTODIAL IRA CONTRACTS, THE CUSTODIAN MUST BE LISTED AS THE BENEFICIARY.

Indicate classifications of each Beneficiary:

       - The percentage of the benefit for all Primary Beneficiaries must total 100% and the percentage of the benefit for all Contingent Beneficiaries must total 100%. Unless otherwise indicated, proceeds will be distributed equally.

       - Payments to Contingent Beneficiaries only apply in the event there is no surviving Primary Beneficiary.

       - If neither "Primary" nor "Contingent" is selected, we will treat any beneficiary as a Primary.

       - If no selection is indicated for Per Stirpes, we will treat the distribution as per capita.

       - If no selection is indicated for Irrevocability, we will treat the designation as revocable.

Please attach a separate sheet for additional beneficiaries.

/ / Primary                 Per Stirpes:       Irrevocable:                    %                /      /
                                                                  --------------  ------------------------------------
/ / Contingent              / / Yes  / / No    / / Yes  / / No      Percentage         Date of Birth (MM/DD/YYYY)

     -----------------------------------------------------------------------  ------------------------------------
                 Full Name (First, Middle, Last or Trust/Entity)              Relationship to Owner

     -----------------------------------------------------------------------  ------------------------------------
                  Street Address, City/Town, State and Zip Code               Social Security Number/Taxpayer I.D.

/ / Primary                 Per Stirpes:       Irrevocable:                    %                /      /
                                                                  --------------  ------------------------------------
/ / Contingent              / / Yes  / / No    / / Yes  / / No      Percentage         Date of Birth (MM/DD/YYYY)

     -----------------------------------------------------------------------  ------------------------------------
                 Full Name (First, Middle, Last or Trust/Entity)              Relationship to Owner

     -----------------------------------------------------------------------  ------------------------------------
                  Street Address, City/Town, State and Zip Code               Social Security Number/Taxpayer I.D.

/ / Primary                 Per Stirpes:       Irrevocable:                    %                /      /
                                                                  --------------  ------------------------------------
/ / Contingent              / / Yes  / / No    / / Yes  / / No      Percentage         Date of Birth (MM/DD/YYYY)

     -----------------------------------------------------------------------  ------------------------------------
                 Full Name (First, Middle, Last or Trust/Entity)              Relationship to Owner

     -----------------------------------------------------------------------  ------------------------------------
                  Street Address, City/Town, State and Zip Code               Social Security Number/Taxpayer I.D.

ICC13-FLICAPP    [ForeRetirement] Individual Variable Annuity           Page 2
                                                                  REV. 11/2013

                                                                          [LOGO]
                                                                  FORETHOUGHT(R)

                         SECTION 4: ANNUITY INFORMATION

4A.  EXISTING ANNUITY OR LIFE INSURANCE COVERAGE

1.     DO YOU HAVE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS?    / /  Yes   / /  No
       IF YES, A STATE REPLACEMENT FORM IS REQUIRED FOR NAIC MODEL REGULATION STATES.

2.     WILL THE ANNUITY BEING APPLIED FOR REPLACE (IN WHOLE OR IN PART) ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE
       CONTRACTS?
       / /  Yes   / /  No    IF YES, COMPLETE THE FOLLOWING AND SUBMIT A STATE REPLACEMENT FORM IF REQUIRED.

       ---------------------------------  ----------------------------------------  -------------------------
       Company Name                       Policy or Annuity Number                  Year Issued

4B.  TYPE OF CONTRACT BEING REQUESTED

[/ / Non-Qualified      / / Roth IRA         / / Traditional IRA       / / SEP-IRA          / / Inherited/Beneficiary IRA]

4C.  ANNUITY COMMENCEMENT DATE

Annuity Commencement Date:
                                --------------------

IF NO DATE IS SPECIFIED, THE ANNUITY COMMENCEMENT DATE WILL BE THE LATER OF THE TENTH ANNIVERSARY OF THE CONTRACT OR THE OLDEST OWNER'S 90TH BIRTHDAY. IN THE CASE OF A NON-NATURAL OWNER, IT WILL BE THE ANNUITANT'S 90TH BIRTHDAY.

4D.  PREMIUM PAYMENTS
     PREMIUM PAYMENT AMOUNTS MAY BE RESTRICTED BY FORETHOUGHT. PLEASE REFER TO YOUR PROSPECTUS FOR
     DETAILS.

           MAKE CHECKS PAYABLE TO FORETHOUGHT LIFE INSURANCE COMPANY.

QUALIFIED CONTRACT PAYMENT TYPE                         NON-QUALIFIED CONTRACT PAYMENT TYPE
--------------------------------------------------------------------------------------------
Indicate type and amount of initial estimated           Indicate type and amount of initial
payment(s):                                             estimated payment(s):

/ / Transfer          $                                / / 1035 Exchange       $
                          ----------------------                                   ----------------------
/ / Rollover          $                                / / Amount Enclosed     $
                          ----------------------                                   ----------------------
/ / Direct Rollover   $
                          ----------------------
/ / Contribution      $                                for tax year
                          ----------------------                                   ----------------------

IF NO YEAR IS INDICATED, CONTRIBUTION DEFAULTS TO CURRENT TAX YEAR.

4E.  OPTIONAL LIVING BENEFIT OR DEATH BENEFIT RIDERS
     THESE RIDERS MAY NOT BE AVAILABLE IN ALL STATES OR THROUGH ALL FINANCIAL INTERMEDIARIES AND MAY VARY.
     IF ELECTED, ADDITIONAL CHARGES, AGE AND INVESTMENT RESTRICTIONS MAY APPLY. PLEASE REFER TO YOUR PROSPECTUS FOR FULL
     DETAILS. OPTIONAL BENEFITS ARE NOT AVAILABLE FOR INHERITED/BENEFICIARY IRA PLAN TYPES.

LIVING BENEFITS                                                                DEATH BENEFITS
-------------------------------------------------------------------------------------------------------------------------
You must elect one of the following options:       You must elect one of the following options:
[/ / None                                          / / None (STANDARD DEATH BENEFIT STILL APPLIES)
/ / Annual Lock Income Benefit(SM) -- Single       / / Maximum Anniversary Value (MAXIMUM ISSUE AGE IS 75)
/ / Annual Lock Income Benefit(SM) -- Joint*       / / Maximum Daily Value (MAXIMUM ISSUE AGE IS 75)
/ / Daily Lock Income Benefit(SM) -- Single        / / Return of Premium
/ / Daily Lock Income Benefit(SM) -- Joint*        / / Legacy Lock(SM) (ONLY AVAILABLE WITH ANNUAL LOCK INCOME
                                                   BENEFIT(SM) OR DAILY LOCK INCOME BENEFIT(SM). MAXIMUM ISSUE AGE IS
                                                   70.)]

------------

* PLEASE COMPLETE FOR THE JOINT/SPOUSE COVERED LIFE IF THE OWNER IS A CUSTODIAN AND THE JOINT OPTION WAS ELECTED. THE JOINT OPTION IS NOT AVAILABLE FOR OTHER NON-NATURAL ENTITY OWNED CONTRACTS.

/ / Male
                      -----------------------------------------------
/ / Female                    Full Name (First, Middle, Last)

                            /      /
               -----------------------------------  ---------------------------------------------
               Date of Birth (MM/DD/YYYY)           Social Security Number/Taxpayer I.D.

ICC13-FLICAPP    [ForeRetirement] Individual Variable Annuity           Page 3
                                                                  REV. 11/2013

                                                                          [LOGO]
                                                                  FORETHOUGHT(R)

                SECTION 5: INSTRUCTIONS FOR INVESTMENT SELECTION

Please make your investment selection(s) in Section 6A and/or 6B below if you elected any of the following Optional Benefit riders:

       -   [Annual Lock Income Benefit(SM) OR

       -   Daily Lock Income Benefit(SM) OR

       -   Maximum Anniversary Value OR

       -   Maximum Daily Value.]

Please make your investment selection(s) in Section 7A and/or 7B if you elected:

       -   [Only the Return of Premium Death Benefit Rider OR

       -   No Optional Benefit Riders.]

SECTION 6: INVESTMENT SELECTION FOR [ANNUAL LOCK INCOME BENEFIT(SM), DAILY LOCK INCOME BENEFIT(SM), MAXIMUM ANNIVERSARY VALUE, OR MAXIMUM DAILY VALUE]

6A. DOLLAR COST AVERAGING PLUS FIXED ACCOUNT PROGRAM (DCA PLUS)

     [NOT AVAILABLE IF YOU ELECTED THE C-SHARE PRODUCT.]

If you wish to enroll in the DCA Plus Fixed Account Program, please select only ONE DCA Plus Program:

/ /  6 Month      / /  12 Month

Please indicate what percentage of your premium payment you would like to allocate to the DCA Plus Program:               %
                                                                                                                --------

In 6B below, please select any combination of the Sub-Account options listed to which your DCA Plus transfers will be allocated.

6B. SUB-ACCOUNT OPTIONS

Please indicate in whole percentages your allocations for either your initial investment allocation or your DCA Plus transfers. Your allocations must equal 100%.

ALLOCATION                SUB-ACCOUNT OPTIONS                ALLOCATION                SUB-ACCOUNT OPTIONS
-----------------------------------------------------------------------------------------------------------------------
    [     %  American Funds(R) Managed Risk Asset                      %  FVIT WMC Research Managed Risk Portfolio
             Allocation Fund
          %  FVIT American Funds(R) Managed Risk Portfolio             %  TOPS(TM) Managed Risk Balanced ETF Portfolio
          %  FVIT BlackRock Global Allocation Managed Risk             %  TOPS(TM) Managed Risk Moderate Growth ETF
             Portfolio                                                    Portfolio
          %  FVIT Index Managed Risk Portfolio                         %  TOPS(TM) Managed Risk Growth ETF Portfolio]
          %  FVIT Select Advisor Managed Risk Portfolio

                        CUSTOM ASSET REBALANCING PROGRAM

You may create a Custom Asset Rebalancing model using any combination of the Sub-Account options listed above.

Would you like to enroll in this program?  / /  Yes        / /  No

         Please indicate the day of the month you would like the rebalancing to occur (1st -- 28th):
                                                                                                            -----------

Please select a rebalance frequency: [/ /  Monthly    / /  Quarterly    / /  Semi-Annually    / /  Annually]

This program is available for the rebalancing of individual Sub-Account options only.

ICC13-FLICAPP    [ForeRetirement] Individual Variable Annuity           Page 4
                                                                  REV. 11/2013

                                                                          [LOGO]
                                                                  FORETHOUGHT(R)

   SECTION 7: INVESTMENT SELECTION FOR [RETURN OF PREMIUM ONLY OR NO OPTIONAL
                           BENEFIT RIDER(S) ELECTED]

7A. DOLLAR COST AVERAGING PLUS FIXED ACCOUNT PROGRAM (DCA PLUS)

     [NOT AVAILABLE IF YOU ELECTED THE C-SHARE PRODUCT.]

If you wish to enroll in the DCA Plus Fixed Account Program, please select only ONE DCA Plus Program:

     / /  6 Month      / /  12 Month

Please indicate what percentage of your premium payment you would like to allocate to the DCA Plus Program:               %
                                                                                                                --------

In 7B below, please select any combination of the Sub-Account options listed to which your DCA Plus transfers will be allocated. Please be advised that DCA Plus transfers are not permitted into the Fixed Account. Should you choose to allocate funds to the Fixed Account below, that allocation will be distributed proportionately amongst your remaining Sub-Account options for purposes of the DCA Plus program.

7B. SUB-ACCOUNT OPTIONS

Please indicate in whole percentages your allocations for either your initial investment allocation or your DCA Plus transfers. Your allocations must equal 100%.

ALLOCATION                SUB-ACCOUNT OPTIONS               ALLOCATION                SUB-ACCOUNT OPTIONS
----------------------------------------------------------------------------------------------------------------------
    [     %  American Century VP Growth Fund                          %  FVIT Select Advisor Managed Risk Portfolio
          %  American Century VP Mid Cap Value Fund                   %  FVIT WMC Research Managed Risk Portfolio
          %  American Century VP Value Fund                           %  Hartford Capital Appreciation HLS Fund
          %  American Funds(R) Global Growth and Income               %  Hartford Dividend and Growth HLS Fund
             Fund
          %  American Funds(R) Growth Fund                            %  Hartford Growth HLS Fund
          %  American Funds(R) Growth-Income Fund                     %  Hartford High Yield HLS Fund
          %  American Funds(R) International Fund                     %  Hartford Index HLS Fund
          %  American Funds(R) New World Fund                         %  Hartford International Opportunities HLS Fund
          %  American Funds(R) Managed Risk Asset                     %  Hartford Total Return Bond HLS Fund
             Allocation Fund
          %  Black Rock Capital Appreciation V.I. Fund                %  Hartford Value HLS Fund
          %  BlackRock Equity Dividend V.I. Fund                      %  Invesco V.I. Balanced-Risk Allocation Fund
          %  Black Rock Global Allocation V.I. Fund                   %  Invesco V.I. Core Equity Fund
          %  Black Rock High Yield V.I. Fund                          %  Invesco V.I. International Growth Fund
          %  BlackRock U.S. Government Bond V.I. Fund                 %  Invesco V.I. Mid Cap Core Equity Fund
          %  Franklin Income Securities Fund                          %  Invesco V.I. Money Market Fund
          %  Franklin Rising Dividends Securities Fund                %  Invesco V.I. Small Cap Equity Portfolio
          %  Franklin Small Cap Value Securities Fund                 %  Lord Abbett Bond Debenture Portfolio
          %  Franklin Strategic Income Securities Fund                %  Lord Abbett Fundamental Equity Portfolio
          %  FVIT American Funds(R) Managed Risk Portfolio            %  Lord Abbett Growth Opportunities Portfolio
          %  FVIT BlackRock Global Allocation Managed Risk            %  MFS(R) Growth Series
             Portfolio
          %  FVIT Index Managed Risk Portfolio                        %  MFS(R) International Value Portfolio]

ICC13-FLICAPP    [ForeRetirement] Individual Variable Annuity           Page 5
                                                                  REV.  11/2013

                                                                          [LOGO]
                                                                  FORETHOUGHT(R)

   SECTION 7: INVESTMENT SELECTION FOR [RETURN OF PREMIUM ONLY OR NO OPTIONAL
                      BENEFIT RIDER(S) ELECTED CONTINUED]

7B. SUB-ACCOUNT OPTIONS CONTINUED

 ALLOCATION            SUB-ACCOUNT OPTIONS           ALLOCATION       SUB-ACCOUNT OPTIONS
-----------------------------------------------------------------------------------------------
    [      %  MFS(R) Investors Trust Series                   %  Putnam VT Income Fund
           %  MFS(R) New Discovery Series                     %  Putnam VT Voyager Fund
           %  MFS(R) Value Series                             %  Templeton Foreign Securities
                                                                 Fund
           %  Mutual Shares Securities Fund                   %  Templeton Global Bond
                                                                 Securities Fund
           %  PIMCO All Asset Portfolio                       %  Templeton Growth Securities
                                                                 Fund
           %  PIMCO EqS Pathfinder Portfolio                  %  TOPS(TM) Managed Risk Balanced
                                                                 ETF Portfolio
           %  PIMCO Total Return Portfolio                    %  TOPS(TM) Managed Risk Growth
                                                                 ETF Portfolio
           %  Putnam VT Equity Income Fund                    %  TOPS(TM) Managed Risk Moderate
                                                                 Growth ETF Portfolio]

         %  Fixed Account NOT AVAILABLE IF YOU ELECTED THE C-SHARE PRODUCT.
            TRANSFER RESTRICTIONS APPLY TO ASSETS INVESTED IN THE FIXED ACCOUNT. PLEASE REFER TO YOUR
            PROSPECTUS FOR DETAILS. NOT AVAILABLE FOR DCA PLUS OR CUSTOM ASSET REBALANCING. FOR THESE
            PROGRAMS, PERCENTAGES ASSIGNED TO THE FIXED ACCOUNT WILL BE DISTRIBUTED PROPORTIONATELY
            AMONGST YOUR REMAINING ELECTED SUB-ACCOUNT OPTIONS.

                        CUSTOM ASSET REBALANCING PROGRAM

You may create a Custom Asset Rebalancing model using any combination of the Sub-Accounts listed above with the exception of the Fixed Account.

Would you like to enroll in this program? / /  Yes    / /  No

     Please indicate the day of the month you would like the rebalancing to occur
     (1st -- 28th):
                                                                                    ------------------

     Please select a rebalance frequency:  [/ /  Monthly           / /  Quarterly          / /  Semi-Annually  / /  Annually]

This program is available for the rebalancing of individual Sub-Account options only.

                SECTION 8: FINANCIAL PROFESSIONAL AUTHORIZATION

DO YOU AUTHORIZE YOUR FINANCIAL PROFESSIONAL TO PERFORM BOTH FINANCIAL AND NON-FINANCIAL INSTRUCTIONS?

    / / Yes        / / No

If not checked, we will assume Your answer is "NO" to perform both financial and non-financial instructions.

You may revoke this authorization at any time by contacting our Annuity Service Center.

                       SECTION 9: ADDITIONAL INFORMATION

Please utilize this area for additional information such as special instructions, annuity replacement information, trust/entity authorized individuals.

------------------------------------------------------------------------

------------------------------------------------------------------------

                      SECTION 10: NOTICES AND DISCLAIMERS

Any person who knowingly presents a false statement in an application for insurance may be guilty of a crime and may be subject to penalties under law.

ICC13-FLICAPP    [ForeRetirement] Individual Variable Annuity           Page 6
                                                                  REV.  11/2013

                                                                          [LOGO]
                                                                  FORETHOUGHT(R)

              SECTION 11: OWNER ACKNOWLEDGEMENTS AND SIGNATURE(S)

PLEASE CHECK ONE:

/ /   I have received a copy of the Prospectus for this annuity.

/ / I consent to receiving the Prospectus for this variable annuity on the compact disc (the "CD Prospectus") contained within the sales kit for this annuity. I acknowledge that:

      (i) I have access to a personal computer or similar device;

      (ii) I have the ability to read the CD Prospectus using that technology;
      and

      (iii) I am willing to incur whatever costs are associated with using and maintaining that technology.

   With regard to Prospectus supplements and other amended/updated Prospectuses created in the future, I understand that such documents may be delivered to me in paper form.

I understand that if I have purchased another non-qualified annuity from Forethought Life Insurance Co. or an affiliated company this calendar year they will be considered as one annuity for tax purposes. If I take a distribution from any of these Contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such Contracts purchased during this calendar year.

This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs.

I UNDERSTAND THAT ANNUITY PAYMENTS, BENEFITS OR SURRENDER VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS, ARE VARIABLE AND NOT GUARANTEED AS TO A DOLLAR AMOUNT.

I represent to the best of my knowledge and belief that the statements made in this application are true and complete.

NOTE: FOR TRUSTS, CORPORATIONS OR OTHER ENTITY-OWNED APPLICATIONS, ADDITIONAL INFORMATION MAY BE NECESSARY.

REQUIRED -       State where signed:
                 IF THIS APPLICATION IS BEING SIGNED IN A STATE OTHER THAN THE OWNER'S STATE OF RESIDENCE, A
                 CONTRACT SITUS FORM MAY BE REQUIRED. CONTRACT SITUS IS NOT PERMITTED IN MASSACHUSETTS, MINNESOTA
                 AND UTAH.

OWNER'S TAX CERTIFICATION (SUBSTITUTE W-9)

Under penalty of perjury, I certify that the Taxpayer Identification Number
(TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/ residency status I have listed on this form is my correct citizenship/residency status.

/ /   I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

SIGN HERE --                                                                            /          /
                     ----------------------------------------------------  ---------------------------------------
                                      Owner's Signature                             Date (MM / DD / YYYY)

TITLE (IF ANY) --
                     ----------------------------------------------------------------------------------------------
                     IF SIGNING ON BEHALF OF AN ENTITY, YOU MUST INDICATE YOUR OFFICIAL TITLE/POSITION WITH THE
                     ENTITY.
                     IF SIGNING AS A TRUSTEE FOR A TRUST, PLEASE PROVIDE THE TRUSTEE DESIGNATION.

SIGN HERE --                                                                            /          /
                     ----------------------------------------------------  ---------------------------------------
                                   Joint Owner's Signature                          Date (MM / DD / YYYY)

ICC13-FLICAPP    [ForeRetirement] Individual Variable Annuity           Page 7
                                                                  REV. 11/2013

                                                                          [LOGO]
                                                                  FORETHOUGHT(R)

      SECTION 12: FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS AND SIGNATURE(S)

12A. FINANCIAL PROFESSIONAL

Compensation: Please select only one option for the corresponding product you have elected in Section 1.

[B-Share: / /  Option A  / /  Option B        / /  Option C        / /  Option D]
[C-Share: / /  Option A  / /  Option B]
[L-Share: / /  Option A  / /  Option B]

                         %
          -------------       ------------------------------       -----------------------------------
          Percentage            Full Name (First, Middle,                      I.D. Number
                                          Last)

                                                                                   (        )        --
                           Email Address                                                         Telephone Number

                         %
          -------------       ------------------------------       -----------------------------------
          Percentage            Full Name (First, Middle,                      I.D. Number
                                          Last)

                                                                         (        )        --
                               Email Address                                      Telephone Number

12B. BROKER-DEALER

-------------------------------------------------------------------------------------------------------------
                                              Firm Name

12C. REQUIRED QUESTIONS

1.          DO YOU HAVE ANY REASON TO BELIEVE THAT THIS APPLICANT HAS ANY EXISTING ANNUITY OR LIFE INSURANCE COVERAGE?
            / /  Yes          / /  No

2.          DO YOU HAVE ANY REASON TO BELIEVE THAT THE ANNUITY APPLIED FOR IS TO REPLACE EXISTING ANNUITY OR LIFE
            INSURANCE CONTRACTS?
            / /  Yes          / /  No
            IF YES, SUBMIT THE APPROPRIATE STATE REPLACEMENT FORM, IF REQUIRED.

FINANCIAL PROFESSIONAL STATEMENT

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the Owner's investment time horizon, goals and objectives, and financial situation and needs. I represent that:

   (a) I have delivered current applicable Prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and

   (b) I have used only current Forethought Life Insurance Co. approved sales material.

I certify that I have truly and accurately recorded on this application the information provided by the applicant. I acknowledge that Forethought Life Insurance Co. will rely on this statement.

SIGN HERE --                                                                                      /          /
                          ----------------------------------------------------       ---------------------------------------
                                   Financial Professional's Signature                         Date (MM / DD / YYYY)

SIGN HERE --                                                                                      /          /
                          ----------------------------------------------------       ---------------------------------------
                                   Financial Professional's Signature                         Date (MM / DD / YYYY)

ICC13-FLICAPP    [ForeRetirement] Individual Variable Annuity           Page 8
                                                                  REV. 11/2013